UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2006

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of
                       Principal Officers.

On April 24, 2006, Johnson Outdoors Inc. (the "Company") issued a press release announcing that Jervis B. Perkins, the Company's President and Chief Operating Officer, will be leaving the Company effective Friday May 5, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished herewith:

99.1 Press Release of Johnson Outdoors Inc. Issued April 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date: April 25, 2006	BY /s/ David W. Johnson
David W. Johnson, Vice President and Chief Financial Officer

JOHNSON OUTDOORS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release of Johnson Outdoors Inc. Issued April 24, 2006.